Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Capital Southwest Corporation (the "Company") on Form 10-K for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Susan
K. Hodgson, Secretary-Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.



Date:  June 13, 2003                    By: /s/ Susan K. Hodgson
       -------------                       -------------------------------------
                                           Susan K. Hodgson, Secretary-Treasurer



A signed original of this written statement required by Section 906 has been provided to Capital Southwest Corporation and will be retained by Capital Southwest Corporation and furnished to the Securities and Exchange Commission or its staff upon request.